                                                                    EXHIBIT 99.1

                          TESORO PETROLEUM CORPORATION
               SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION


INTRODUCTION

Tesoro Petroleum Corporation ("Tesoro" or the "Company") is providing certain unaudited supplemental financial and operational information through this website. This information should be used in conjunction with Tesoro's filings with the Securities and Exchange Commission ("SEC"), as well as with other publicly-disclosed information, such as media releases and conference calls. This information also contains forward-looking information. The Company expects that updates to this information will be made through its periodic reports filed with the SEC and public releases; however, the Company undertakes no obligation to update any such information contained herein (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).

The information is organized into a number of sections. To proceed directly to a particular section, you may click on one of the hot links below.

         REFINERIES BY REGION                        TOTAL REFINERY SYSTEM

         RETAIL SYSTEM                               MARINE SERVICES

         CONSOLIDATED SUMMARY OF OPERATIONS          CAPITAL EXPENDITURES

         MID-CONTINENT REFINERIES - HISTORICAL       GLOSSARY OF TERMS

         CLEAN FUELS AND CLEAN AIR CAPITAL

                          TESORO PETROLEUM CORPORATION
               SUPPLEMENTAL FINANCIAL AND OPERATIONAL INFORMATION


GLOSSARY OF TERMS

Branded Jobber/Dealer Stations - Retail stations owned by third parties that sell products purchased from or through the Company and carry one of the Company's brands (Tesoro, Mirastar, Tesoro Alaska or Amoco).

Clean Fuels Capital - Capital expenditures required to meet Clean Air Act regulations related to reductions in emissions and new manufacturing standards required to reduce the sulfur content in gasoline starting January 1, 2004 and highway diesel fuels starting June 1, 2006.


Company-Owned Stations - Retail stations owned by the Company.

Discretionary Capital - Capital expenditures undertaken primarily for increased economic return on investment.

EBITDA - Earnings before interest and financing costs, income taxes and depreciation and amortization. The Company uses EBITDA as a measure for internal analysis and in presentations to analysts, investors and lenders. The calculation of EBITDA is not based on accounting principles generally accepted in the United States ("U.S. GAAP") and should not be considered as an alternative to net earnings or cash flows from operating activities (which are determined in accordance with U.S. GAAP), as an indicator of operating performance or as a measure of liquidity. EBITDA may not be comparable to similarly titled measures used by other entities. EBITDA has been restated from the Company's other public documents to exclude interest income from EBITDA.

Gross Refining Margin - Margin on products manufactured and purchased, including sales to the Company's Retail System. Sales to the Retail System have been based on average bulk market prices adjusted for transportation and other differentials.

Heavy Oils, Residual Products & Other - Product yields other than gasoline, jet fuel and diesel produced in the refining process. These include products such as residual fuels, gas oils, propane, and internally-produced fuel.

Manufacturing Costs - Costs associated directly with the manufacturing process including cash operating expenses and non-cash amortization of maintenance turnaround costs, but excluding depreciation. Manufacturing costs also include costs of internally-produced fuel.

Mbpd - Thousand barrels per day.

Net Refining Margin - Gross Refining Margin minus Manufacturing Costs.

Non-Discretionary Capital - Capital expenditures required for continuing operations.

Refining and Marketing - Includes the Refinery System and the Retail System described below.

Refinery System - The Company's operations of refining crude oil and other feedstocks and wholesale marketing of refined products. It includes refinery operations, wholesale operations, product supply and distribution, and transportation operations.

Retail System - The Company's system of selling gasoline to retail customers through an arrangement with Wal-Mart, through Company-Owned and operated sites, and through agreements with third-party Branded Jobbers/Dealers. It also includes merchandise sales through locations with convenience stores.

Retail Fuel Margin - The margin on fuel products sold through the Company's Retail System. Costs of sales in fuel margin have been based on purchases from the Company's Refinery System, using average bulk market prices adjusted for transportation and other differentials.

Retail Merchandise Margin - The margin on products and services, other than fuel, sold through the Company's Retail System.

REFINERIES BY REGION

Exhibits 1 through 4 provide Tesoro's throughput, yields and gross refining margin by region as well as for Tesoro's total refinery system. Tesoro's regions are presented as follows: (1) Pacific Northwest (Tesoro's Alaska and Washington refineries combined); (2) Mid-Pacific (Tesoro's Hawaii refinery); and (3) Mid-Continent (Tesoro's North Dakota and Utah refineries combined).

                                    EXHIBIT 1

PACIFIC NORTHWEST REFINERIES (ALASKA & WASHINGTON)

                                            1999                       2000                                     2001
                                           ------   ------------------------------------------   ---------------------------------
                                            YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
THROUGHPUT (Mbpd)
   Heavy Crude                               35.9     57.0     60.2     60.7     59.3     59.3     77.9     71.0     76.8     75.2
   Light Crude                              106.0     78.3    103.7    104.0     97.0     95.8     73.7     91.0     94.7     86.6
   Other Feedstocks                           4.9      9.3      8.3     12.5      9.9     10.0      8.2      8.0      8.8      8.3
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL THROUGHPUT (Mbpd)               146.8    144.6    172.2    177.2    166.2    165.1    159.8    170.0    180.3    170.1
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

YIELD (Mbpd)
   Gasoline & Gasoline Blendstocks           71.4     67.7     78.1     78.6     72.6     74.2     70.1     73.1     75.5     72.9
   Jet Fuel                                  29.7     27.1     33.4     32.9     32.3     31.4     29.0     27.0     30.4     28.8
   Diesel Fuel                               21.3     19.8     29.8     31.9     28.3     27.5     22.3     30.8     35.2     29.5
   Heavy Oils, Residual Products & Other     29.7     36.1     37.0     39.3     39.2     38.0     44.5     44.2     45.2     44.6
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL YIELD (Mbpd)                    152.1    150.7    178.3    182.7    172.4    171.1    165.9    175.1    186.3    175.8
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

GROSS REFINING MARGIN ($/THROUGHPUT bbl)   $ 6.55   $ 8.02   $ 6.41   $ 9.00   $ 8.11   $ 7.89   $ 8.04   $ 8.16   $ 7.69   $ 7.96


NOTES:

Scheduled maintenance turnarounds were as follows:

     *Alaska in 2Q 1999 and 2Q 2001

     *Washington in 4Q 1999

Next turnarounds are scheduled as follows:

     *Washington in 1Q 2002

     *Alaska in 2Q 2003

The distillate treater at the Company's Washington refinery was placed in service during the month of December 1999.

The Company commenced a heavy oil conversion project at its Washington refinery in 2000, which will enable the Company to manufacture a larger proportion of higher-value gasoline and to reduce production of lower-value heavy products. The Company expects to spend approximately $100 million (including capitalized interest) for this project, of which $85 million had been spent through September 30, 2001. The first stage of the project, the installation of a de-asphalting unit, was completed in late September 2001. Management expects the upgrade of the fluid catalytic cracking unit, the final major component of the heavy oil conversion project, to be operational by the end of the first quarter 2002.



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                                    EXHIBIT 2


MID-PACIFIC REFINERY (HAWAII)

                                            1999                       2000                                     2001
                                           ------   ------------------------------------------   ---------------------------------
                                            YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
THROUGHPUT (Mbpd)
   Heavy Crude                               45.7     49.1     47.1     45.9     44.9     46.7     61.1     47.0     47.2     51.7
   Light Crude                               41.2     36.7     33.6     33.3     47.1     37.7     25.6     42.5     40.3     36.2
   Other Feedstocks                            --       --       --       --       --       --       --       --       --       --
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL THROUGHPUT (Mbpd)                86.9     85.8     80.7     79.2     92.0     84.4     86.7     89.5     87.5     87.9
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

YIELD (Mbpd)
   Gasoline & Gasoline Blendstocks           21.5     23.2     21.9     20.2     17.6     20.8     18.4     18.6     20.3     19.1
   Jet Fuel                                  28.6     26.9     24.1     23.7     30.0     26.2     29.0     31.1     25.8     28.6
   Diesel Fuel                               11.4     10.2     12.0      9.7     15.2     11.7     11.9     14.1     15.4     13.8
   Heavy Oils, Residual Products & Other     30.2     27.0     23.5     26.9     29.9     26.8     28.4     27.0     26.9     27.4
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL YIELD (Mbpd)                     91.7     87.3     81.5     80.5     92.7     85.5     87.7     90.8     88.4     88.9
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

GROSS REFINING MARGIN ($/THROUGHPUT bbl)   $ 4.46   $ 4.03   $ 5.15   $ 3.07   $ 6.70   $ 4.80   $ 5.94   $ 4.84   $ 5.72   $ 5.50


NOTES:

Scheduled maintenance turnaround was held in 3Q 2000.

Next turnaround is planned for 2Q 2003.

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

                                    EXHIBIT 3


MID-CONTINENT REFINERIES (NORTH DAKOTA & UTAH)


                                              SEPT. 2001
                                              ----------
THROUGHPUT (Mbpd)(a)
   Heavy Crude                                     66.1
   Light Crude                                     39.7
   Other Feedstocks                                  --
                                              ---------
      TOTAL THROUGHPUT (Mbpd)                     105.8
                                              =========

YIELD (Mbpd)(a)
   Gasoline & Gasoline Blendstocks                 59.8
   Jet Fuel                                         9.5
   Diesel Fuel                                     30.3
   Heavy Oils, Residual Products & Other            9.1
                                              ---------
      TOTAL YIELD (Mbpd)                          108.7
                                              =========

GROSS REFINING MARGIN ($/THROUGHPUT bbl)(b)   $   12.91


NOTES:

(a) The Mid-Continent refineries were acquired from BP p.l.c. on September 6, 2001. Tesoro's 2001 third quarter results include 25 days of operations related to these new refineries. The volumes for 2001 above include amounts since the date of acquisition.

(b) In the 3Q 2001, the Mid-Continent refineries contributed $13 million to Tesoro's operating profit.

See Exhibit 9 for historical and pro forma information related to the acquired assets.



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                                    EXHIBIT 4


TOTAL REFINERY SYSTEM

                                            1999                       2000                                      2001
                                           ------   ------------------------------------------   ---------------------------------
                                            YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
THROUGHPUT (Mbpd)(a)
   Heavy Crude                               81.6    106.1    107.3    106.6    104.2    106.0    139.0    118.0    127.1    128.0
   Light Crude                              147.2    115.0    137.3    137.3    144.1    133.5     99.3    133.5    160.6    131.4
   Other Feedstocks                           4.9      9.3      8.3     12.5      9.9     10.0      8.2      8.0      8.8      8.3
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL THROUGHPUT (Mbpd)               233.7    230.4    252.9    256.4    258.2    249.5    246.5    259.5    296.5    267.7
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

YIELD (Mbpd)(a)
   Gasoline & Gasoline Blendstocks           92.9     90.9    100.0     98.8     90.2     95.0     88.5     91.7    110.9     97.1
   Jet Fuel                                  58.3     54.0     57.5     56.6     62.3     57.6     58.0     58.1     58.8     58.3
   Diesel Fuel                               32.7     30.0     41.8     41.6     43.5     39.2     34.2     44.9     58.8     46.1
   Heavy Oils, Residual Products & Other     59.9     63.1     60.5     66.2     69.1     64.8     72.9     71.2     75.7     73.2
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL YIELD (Mbpd)                    243.8    238.0    259.8    263.2    265.1    256.6    253.6    265.9    304.2    274.7
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

REFINING MARGIN ($/THROUGHPUT bbl)
   Gross                                   $ 5.89   $ 6.54   $ 6.01   $ 7.16   $ 7.60   $ 6.84   $ 7.30   $ 7.01   $ 7.61   $ 7.32
   Manufacturing Costs(b)                    2.98     2.90     2.76     2.82     2.93     2.85     3.44     2.94     2.87     3.06
                                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Net                                  $ 2.91   $ 3.64   $ 3.25   $ 4.34   $ 4.67   $ 3.99   $ 3.86   $ 4.07   $ 4.74   $ 4.26
                                           ======   ======   ======   ======   ======   ======   ======   ======   ======   ======


NOTES:

(a) Volumes for the 3Q 2001 and 9 months 2001 include amounts for North Dakota and Utah operations since their acquisition on September 6, 2001 averaged over the periods presented (28.7 Mbpd in throughput and 29.5 Mbpd in yield). For the first 25 days of operations, refinery throughput and yield averaged 105.8 Mbpd and 108.7 Mbpd, respectively.

(b) Excludes depreciation, but includes non-cash amortization of major maintenance costs. Also includes costs of internally-produced fuel.


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

                                    EXHIBIT 5


RETAIL SYSTEM


                                          1999                       2000                                     2001
                                         ------   ------------------------------------------   ---------------------------------
                                          YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NUMBER OF STATIONS (END OF PERIOD)
Company-Owned                                62       63       63       69       83       83       94      116      163      163
Branded Jobber/Dealer                       182      183      200      201      193      193      183      184      487      487
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total Stations                            244      246      263      270      276      276      277      300      650      650
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

AVERAGE STATIONS (DURING PERIOD)
Company-Owned                                61       62       63       66       76       68       90      106      128      109
Branded Jobber/Dealer                       177      183      192      201      197      192      187      183      260      215
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  Total Average Retail Stations             238      245      255      267      273      260      277      289      388      324
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

FUEL VOLUME
(THOUSANDS OF GALLONS/MONTH/AVERAGE
  STATION)
   Company-Owned Stations                 126.7    123.3    125.4    130.8    116.9    121.5    128.2    140.6    149.4    139.7
   Branded Jobber/Dealer Stations          49.9     47.5     53.2     57.8     41.2     50.3     47.3     53.6     62.5     54.0
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      Average Volume - Total Stations      69.8     66.7     71.1     75.9     62.3     68.9     73.7     85.5     91.2     82.9
                                         ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

RETAIL FUEL MARGIN ($/GALLON)            $ 0.18   $ 0.09   $ 0.22   $ 0.10   $ 0.27   $ 0.17   $ 0.24   $ 0.25   $ 0.18   $ 0.21
RETAIL MERCHANDISE MARGIN (IN MILLIONS)  $ 15.7   $  3.9   $  4.4   $  4.6   $  4.0   $ 16.9   $  4.0   $  4.8   $  6.0   $ 14.8
RETAIL MERCHANDISE MARGIN %                  31%      32%      32%      32%      30%      32%      31%      31%      32%      31%


NOTES:

On September 6, 2001, Tesoro acquired 43 company-owned stations from BP p.l.c. and agreements to supply over 280 jobber/dealer sites. The above information includes those sites from the acquisition date.



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

                                    EXHIBIT 6


MARINE SERVICES
($ in millions)

                                          1999                       2000                                     2001
                                         ------   ------------------------------------------   ---------------------------------
                                          YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                         ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
FUEL SALES (MILLIONS OF GALLONS)           148.3     41.5     42.5     41.1     44.9    170.0     42.3     45.1     44.6    132.0

SERVICE REVENUES                          $ 11.7   $  3.2   $  3.1   $  3.5   $  3.5   $ 13.3   $  3.5   $  4.4   $  3.9   $ 11.8

EBITDA                                    $  8.5   $  4.4   $  2.6   $  3.6   $  2.5   $ 13.1   $  3.4   $  4.0   $  3.9   $ 11.3


NOTES:

1Q 2000 EBITDA included other income of $1.2 million from settlement of a service contract.

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

                                   EXHIBIT 7

CONSOLIDATED SUMMARY OF OPERATIONS
($ millions except per unit amounts)

                                             1999                       2000                                     2001
                                            -------  ------------------------------------------   ---------------------------------
                                            YEAR(a)    1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                            -------  ------   ------   ------   ------   ------   ------   ------   ------   ------
REFINING AND MARKETING
Refinery System
     Gross refining margin ($/bbl)          $ 5.89   $ 6.54   $ 6.01   $ 7.16   $ 7.60   $ 6.84   $ 7.30   $ 7.01   $ 7.61   $ 7.32
     Throughput (Mbpd)                       233.7    230.4    252.9    256.4    258.2    249.5    246.5    259.5    296.5    267.7
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        Total gross refining margin before
          inventory changes                  502.3    137.0    138.2    169.1    180.5    624.8    161.8    165.5    207.6    534.9
     Impact of inventory changes (b)           6.5     (2.5)     4.5      2.2    (17.7)   (13.5)     1.6     (0.8)    (7.6)    (6.8)
     Expenses                                363.7     92.7     96.4     99.7     97.9    386.7    104.7     99.7    109.1    313.5
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        REFINERY SYSTEM OPERATING EBITDA     145.1     41.8     46.3     71.6     64.9    224.6     58.7     65.0     90.9    214.6
RETAIL SYSTEM
     Gross fuel margin ($/gallon)           $ 0.18   $ 0.09   $ 0.22   $ 0.10   $ 0.27   $ 0.17   $ 0.24   $ 0.25   $ 0.18   $ 0.21
     Total gallons of fuel sold (millions)   199.3     48.9     54.3     60.7     51.0    214.9     61.2     74.1    106.3    241.6
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        Total gross fuel margin               36.5      4.6     11.8      6.2     14.0     36.6     14.5     18.9     18.8     52.2
     Merchandise and other non-fuel margin    17.0      4.3      4.7      5.2      4.7     18.9      4.5      5.4      6.6     16.5
     Expenses                                 35.6     11.2     13.0     11.5     14.9     50.6     14.2     15.1     18.2     47.5
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        RETAIL SYSTEM OPERATING
          EBITDA                              17.9     (2.3)     3.5     (0.1)     3.8      4.9      4.8      9.2      7.2     21.2

TOTAL REFINING AND MARKETING EBITDA          163.0     39.5     49.8     71.5     68.7    229.5     63.5     74.2     98.1    235.8
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

MARINE SERVICES EBITDA                         8.5      4.4      2.6      3.6      2.5     13.1      3.4      4.0      3.9     11.3
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

CORPORATE EBITDA(c)                          (41.0)   (10.0)    (9.8)   (12.8)   (11.1)   (43.7)   (11.4)   (11.7)   (17.4)   (40.5)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

     CONSOLIDATED EBITDA(d)                  130.5     33.9     42.6     62.3     60.1    198.9     55.5     66.5     84.6    206.6

DEPRECIATION EXPENSE
     Refinery System                         (29.3)    (7.8)    (7.8)    (8.7)    (9.5)   (33.8)    (7.9)    (7.6)    (9.1)   (24.6)
     Retail System                            (8.6)    (1.5)    (1.5)    (1.6)    (2.0)    (6.6)    (2.8)    (1.9)    (2.2)    (6.9)
     Marine Services                          (2.6)    (0.6)    (0.6)    (0.7)    (0.8)    (2.7)    (0.7)    (0.7)    (0.7)    (2.1)
     Corporate                                (2.4)    (0.6)    (0.6)    (0.6)    (0.6)    (2.4)    (0.6)    (0.7)    (0.7)    (2.0)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
        TOTAL DEPRECIATION EXPENSE           (42.9)   (10.5)   (10.5)   (11.6)   (12.9)   (45.5)   (12.0)   (10.9)   (12.7)   (35.6)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------

OPERATING INCOME                              87.6     23.4     32.1     50.7     47.2    153.4     43.5     55.6     71.9    171.0

Interest & Financing Costs Before
  Capitalized Interest                       (38.2)    (9.6)    (8.4)    (7.8)    (7.6)   (33.4)    (8.4)    (8.2)   (19.1)   (35.7)
Less: Capitalized Interest on Major
  Projects                                     0.6       --      0.1      0.1      0.5      0.7      0.9      1.6      1.8      4.3
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
     Net Interest & Financing Costs          (37.6)    (9.6)    (8.3)    (7.7)    (7.1)   (32.7)    (7.5)    (6.6)   (17.3)   (31.4)
Interest Income                                1.2      1.5      0.3      0.4      0.6      2.8      0.3      0.2      0.1      0.6
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
EARNINGS BEFORE INCOME TAXES                  51.2     15.3     24.1     43.4     40.7    123.5     36.3     49.2     54.7    140.2
  Income Tax Provision                       (19.0)    (6.0)    (9.5)   (18.4)   (16.3)   (50.2)   (14.6)   (19.7)   (21.9)   (56.2)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET EARNINGS                                  32.2      9.3     14.6     25.0     24.4     73.3     21.7     29.5     32.8     84.0
  Preferred Dividends                        (12.0)    (3.0)    (3.0)    (3.0)    (3.0)   (12.0)    (3.0)    (3.0)      --     (6.0)
                                            ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
NET EARNINGS TO COMMON                      $ 20.2   $  6.3   $ 11.6   $ 22.0   $ 21.4   $ 61.3   $ 18.7   $ 26.5   $ 32.8   $ 78.0
                                            ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

AVERAGE DILUTED SHARES (IN MILLIONS)          32.8     32.3     41.7     41.4     41.4     41.8     41.8     42.3     41.7     41.9

DILUTED EPS                                 $ 0.62   $ 0.20   $ 0.35   $ 0.60   $ 0.59   $ 1.75   $ 0.52   $ 0.70   $ 0.79   $ 2.00

NOTES:

(a) Excludes discontinued E&P operations that were sold in 1999.

(b) Represents adjustments due to selling a volume and mix of product that is different than actual products manufactured. Refined product inventories totaled
5.8 million barrels, 7.0 million barrels and 9.7 million barrels at 12/31/99, 12/31/00 and 9/30/01, respectively.

(c) Includes corporate general and administrative expenses and other expense.

(d) Consolidated EBITDA has been restated from the Company's other public documents to exclude interest income from EBITDA.

                                                            Prepared on 11/26/01
                                                            (Unaudited)

                                    EXHIBIT 8


CAPITAL EXPENDITURES
($ millions)


                                         1999                       2000                                     2001
                                        ------   ------------------------------------------   ---------------------------------
                                         YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       3Q      9 MOS
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
REFINING AND MARKETING
    REFINERY SYSTEM
       Pacific Northwest
         Discretionary                  $ 23.9   $  2.0   $  3.2   $  6.7   $ 16.0   $ 27.9   $ 22.4   $ 31.4   $ 30.9   $ 84.7
         Non-Discretionary                19.2      2.2      3.4      4.4      8.2     18.2      3.4      5.5      9.5     18.4
       Mid-Pacific
         Discretionary                     7.7      1.2      1.2      1.5      2.3      6.2      0.2      0.7      0.7      1.6
         Non-Discretionary                 3.9      1.1      0.7      0.8      1.6      4.2      0.5      1.2      0.6      2.3
       Mid-Continent
         Discretionary                      --       --       --       --       --       --       --       --       --       --
         Non-Discretionary                  --       --       --       --       --       --       --       --      0.4      0.4
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
            TOTAL REFINERY SYSTEM         54.7      6.5      8.5     13.4     28.1     56.5     26.5     38.8     42.1    107.4
    RETAIL SYSTEM(a)
         Discretionary                    13.8      0.9      4.6      3.9     20.2     29.6      4.1      6.3      8.1     18.5
         Non-Discretionary                 3.9       --      0.5      0.1      0.8      1.4      1.5      1.1      1.9      4.5
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
            TOTAL RETAIL SYSTEM           17.7      0.9      5.1      4.0     21.0     31.0      5.6      7.4     10.0     23.0
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
         TOTAL REFINING AND MARKETING     72.4      7.4     13.6     17.4     49.1     87.5     32.1     46.2     52.1    130.4
    MARINE SERVICES                        1.5      1.4      0.5      0.3      1.0      3.2      0.2      0.8      1.3      2.3
    CORPORATE(a)                          10.8      0.5      0.1      1.5      1.2      3.3      1.2      1.4     16.4     19.0
                                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL CAPITAL EXPENDITURES        $ 84.7   $  9.3   $ 14.2   $ 19.2   $ 51.3   $ 94.0   $ 33.5   $ 48.4   $ 69.8   $151.7
                                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

TOTAL NON-DISCRETIONARY
   CAPITAL (PRESENTED ABOVE)            $ 27.0   $  3.3   $  4.6   $  5.3   $ 10.6   $ 23.8   $  5.4   $  7.8   $ 12.4   $ 25.6
                                        ======   ======   ======   ======   ======   ======   ======   ======   ======   ======

NOTES:

(a) Certain costs have been reclassified between Corporate and Retail.

                                                            Prepared on 11/26/01
                                                            (Unaudited)

MID-CONTINENT REFINERIES - HISTORICAL

On September 6, 2001, Tesoro acquired two refineries in North Dakota and Utah and related storage distribution and retail assets from certain affiliates of BP p.l.c. The acquisitions increased the Company's number of refineries from three to five, with aggregate refining capacity rising from 275,000 barrels per day ("bpd") to 390,000 bpd, and increased the Company's retail gas station network from approximately 300 stations to 650 stations. In addition, on November 1, 2001, the Company acquired a crude oil gathering and transmission system located in Montana and North Dakota, which provides crude oil to the North Dakota refinery.


                                    EXHIBIT 9

MID-CONTINENT REFINERIES (NORTH DAKOTA & UTAH) - HISTORICAL

                                               1999                       2000                                2001
                                              ------   ------------------------------------------   ------------------------
HISTORICAL DATA OF NEWLY-ACQUIRED ASSETS(a)    YEAR      1Q       2Q       3Q       4Q      YEAR      1Q       2Q       1H
                                              ------   ------   ------   ------   ------   ------   ------   ------   ------
THROUGHPUT (Mbpd)
   Heavy Crude                                    --       --       --       --       --       --       --       --       --
   Light Crude                                 100.5     89.7     92.0    104.2    101.6     96.9     95.8    104.5    100.2
   Other Feedstocks                              4.7      5.3      4.1      4.8      5.3      4.8      5.8      4.2      5.0
                                              ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL THROUGHPUT (Mbpd)                  105.2     95.0     96.1    109.0    106.9    101.7    101.6    108.7    105.2
                                              ======   ======   ======   ======   ======   ======   ======   ======   ======

YIELD (Mbpd)
   Gasoline & Gasoline Blendstocks              60.6     56.8     54.2     60.7     60.5     58.2     56.2     58.0     57.1
   Jet Fuel                                     12.0      9.4     10.0     11.5      9.3     10.0      8.5      8.8      8.7
   Diesel Fuel                                  27.8     24.8     25.9     30.3     31.8     28.2     29.3     34.4     31.9
   Heavy Oils, Residual Products & Other         4.8      3.7      5.1      5.3      5.9      5.0      6.1      5.4      5.8
                                              ------   ------   ------   ------   ------   ------   ------   ------   ------
      TOTAL YIELD (Mbpd)                       105.2     94.7     95.2    107.8    107.5    101.4    100.1    106.6    103.5
                                              ======   ======   ======   ======   ======   ======   ======   ======   ======


                                                   YEAR      1H
TESORO PRO FORMA FOR THE ACQUIRED ASSETS(b)        2000     2001
                                                  ------   ------
        TOTAL REFINERY SYSTEM THROUGHPUT (Mbpd)      352      358

        TOTAL REFINERY SYSTEM YIELD (Mbpd)           358      363

        CONSOLIDATED REVENUES (IN MILLIONS)       $6,588   $3,253

        CONSOLIDATED EBITDA (IN MILLIONS)         $  318   $  217

NOTES:

(a) The historical data above represents information prior to Tesoro's acquisition of these assets from BP. Results from these acquired assets are included in Tesoro's consolidated financials since the date of acquisition, or September 6, 2001. Results from the crude gathering and pipeline system will be included in Tesoro's results from the date of acquisition on November 1, 2001.

Gross refining margins per barrel for this region were approximately $5.23 for the year 1999, $6.36 for the year 2000, and $8.28 for the first half of 2001. Margins were derived from historical BP financial statements and were not calculated in the same manner as Tesoro's other refineries.

(b) The unaudited pro forma information gives effect to the acquisitions of the BP assets (including the crude gathering and pipeline system) and the effect of the Company's recent financings and notes offering, as if these transactions had occurred on January 1, 2000. The unaudited pro forma information is not necessarily indicative of the results that actually would have been achieved had these transactions been consummated on January 1, 2000, or that may be achieved in the future.

                                                            Prepared on 11/26/01
                                                            (Unaudited)

CLEAN FUELS AND CLEAN AIR CAPITAL

Exhibit 10 contains the Company's preliminary estimates of its capital requirements to meet new Clean Fuels and Clean Air standards. Actual expenditures, and the timing of these expenditures, will likely differ from these estimates due to a number of factors, including, among others, the final selections of technology, equipment design changes, regional variations in requirements, implementation of other refinery improvements, and other factors which are beyond the Company's control (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).

                                   EXHIBIT 10

CLEAN FUELS AND CLEAN AIR CAPITAL
($ in Millions)


                                                YEAR       YEAR       YEAR       YEAR       YEAR      BEYOND
                                                2002       2003       2004       2005       2006       2006
                                              --------   --------   --------   --------   --------   --------
ESTIMATED CLEAN FUELS CAPITAL
   LOW SULPHUR GASOLINE
       Alaska                                 $     --   $     --   $     --   $     --   $     --   $     --
       Hawaii                                       --         --         --         --         --         --
       Washington                                  1.5       12.5       12.0       20.0        6.0         --
       North Dakota                                 --        1.0        1.0        6.0        5.0         --
       Utah                                         --         --         --         --         --       15.0
                                              --------   --------   --------   --------   --------   --------
         TOTAL FOR GASOLINE                        1.5       13.5       13.0       26.0       11.0       15.0
                                              --------   --------   --------   --------   --------   --------
   LOW SULPHUR DIESEL
       Alaska                                       --         --         --         --         --         --
       Hawaii                                       --         --         --         --         --         --
       Washington                                   --         --         --         --         --       30.0
       North Dakota                                 --         --         --        4.0         --         --
       Utah*                                       2.0       15.0       14.0         --         --         --
                                              --------   --------   --------   --------   --------   --------
         TOTAL FOR DIESEL                          2.0       15.0       14.0        4.0         --       30.0
                                              --------   --------   --------   --------   --------   --------
TOTAL ESTIMATED CLEAN FUELS CAPITAL                3.5       28.5       27.0       30.0       11.0       45.0
TOTAL ESTIMATED CLEAN AIR CAPITAL (MACT II)         --        2.0        7.5       18.0        7.5         --
                                              --------   --------   --------   --------   --------   --------
TOTAL                                         $    3.5   $   30.5   $   34.5   $   48.0   $   18.5   $   45.0
                                              ========   ========   ========   ========   ========   ========

* Contains capital in 2003 and 2004 required to meet Clean Fuels standards, but which the Company believes will provide economic benefits.

This exhibit contains forward-looking information (see Forward-Looking Statements disclaimer at www.tesoropetroleum.com/forwardlooking.html).

                                                            Prepared on 11/26/01
                                                            (Unaudited)